Exhibit 10.59.1

FIRST AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

This First Amendment to Master Lease and Security Agreement (this “Amendment”) is dated as of April 7, 2011 and is among the parties hereto from time to time as set forth on Exhibit A hereto (as their interests may appear, collectively, “Lessor”) and HCR III Healthcare, LLC, a Delaware limited liability company (collectively, and jointly and severally, “Lessee”).

RECITALS

A.            Lessor and Lessee entered into a Master Lease dated as of April 7, 2011 (the “Lease”) for the premises more particularly described therein.

B.            Lessor and Lessee desire to memorialize their understanding regarding certain provisions of the Lease.

AGREEMENT

Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease.  Lessor and Lessee hereby agree as follows:

1.             The Commencement Date of the Lease is April 7, 2010.

2.             (a) The Pool 1 Fixed Term shall end on March 31, 2024; (b) the Pool 2 Fixed Term shall end on March 31, 2025; (c) the Pool 3 Fixed Term shall end on March 31, 2027; and (d) The Pool 4 Fixed Term shall end on March 31, 2028.

3.             The first (1st) Lease Year for the Lease commences on April 7, 2011 and ends on March 31, 2012;

4.             Subject to further upward adjustments as provided in Section 3.1 of the Lease, the initial aggregate monthly Minimum Rent payable under the Lease shall be the sum of $39,375,000.00;

Except as amended above, the Lease between Lessor and Lessee shall remain in full force and effect.  This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

[Remainder of Page Left Blank Intentionally]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

LESSOR:

HCP PROPERTIES, LP,
a Delaware limited partnership

By:	HCP I-B Properties, LLC,
a Delaware limited liability company,
its General Partner

HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company

HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company

[Signature Page to the First Amendment to Master Lease and Security Agreement]

HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company

HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company

HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company

HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company

HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company

[Signature Page to the First Amendment to Master Lease and Security Agreement]

HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company

HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Paul F. Gallagher
	Name:	Paul F. Gallagher
	Title:	Executive Vice President

[Signatures continued on next page]

[Signature Page to the First Amendment to Master Lease and Security Agreement]

LESSEE:

HCR III HEALTHCARE, LLC,
a Delaware limited liability company

By:	/s/ Richard A. Parr
	Name:	Richard A. Parr
	Title:	Vice President

The undersigned Guarantor hereby consents to this Amendment and reaffirms to Lessor that its obligations under the Guaranty dated April 7, 2011, remain in full force and effect with respect to the Lease as amended hereby.

HCR MANORCARE, LLC,
a Delaware limited liability company

By:	/s/Steven M. Cavanaugh
	Name:	Steven M. Cavanaugh
	Title:	Vice President

[Signature Page to the First Amendment to Master Lease and Security Agreement]

Exhibit A

Lessor

HCP Properties, LP

HCP West Virginia Properties, LLC

HCP Properties of Alexandria VA, LLC

HCP Properties of Arlington VA, LLC

HCP Properties of Midwest City OK, LLC

HCP Properties of Oklahoma City (Northwest), LLC

HCP Properties of Oklahoma City (Southwest), LLC

HCP Properties of Tulsa OK, LLC

HCP Properties-Arden Courts of Annandale VA, LLC

HCP Properties-Charleston of Hanahan SC, LLC

HCP Properties-Columbia SC, LLC

HCP Properties-Fair Oaks of Fairfax VA, LLC

HCP Properties-Imperial of Richmond VA, LLC

HCP Properties-Lexington SC, LLC

HCP Properties-Medical Care Center-Lynchburg VA, LLC

HCP Properties-Oakmont East-Greenville SC, LLC

HCP Properties-Oakmont of Union SC, LLC

HCP Properties-Oakmont West-Greenville SC, LLC

HCP Properties-Stratford Hall of Richmond VA, LLC

HCP Properties-West Ashley-Charleston SC, LLC

HCP Maryland Properties, LLC

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